UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 25, 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-121605-07              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 10th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2005-6HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as Depositor, Specialized Loan Servicing, LLC, as Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Servicing Administrator,
Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

     On May 25, 2005 distributions were made to the Certificateholders.
Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on May 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2005-6HE

                        JPMorgan Chase Bank, N.A.

                 By:    /s/  Pei Huang
                        --------------------------------------------
                Name:   Pei Huang
               Title:   Assistant Vice President

                Date:   May 26, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         May 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on May 25, 2005

         Terwin Mortgage Asset-Backed Certificates Series 2005-6HE
                        Statement To Certificateholders
                                 May 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                  Ending
                Face         Principal                                                          Realized   Deferred    Principal
Class          Value         Balance          Principal         Interest       Total            Losses     Interest     Balance
------------------------------------------------------------------------------------------------------------------------------------
A1A       191,902,000.00   191,902,000.00   9,472,438.20     600,653.26   10,073,091.46          0.00      0.00      182,429,561.80
A1B        53,350,000.00    53,350,000.00           0.00     173,921.00      173,921.00          0.00      0.00       53,350,000.00
A1C        35,798,000.00    35,798,000.00           0.00     120,281.28      120,281.28          0.00      0.00       35,798,000.00
M1         12,075,000.00    12,075,000.00           0.00      41,779.50       41,779.50          0.00      0.00       12,075,000.00
M2         10,675,000.00    10,675,000.00           0.00      37,149.00       37,149.00          0.00      0.00       10,675,000.00
M3          6,475,000.00     6,475,000.00           0.00      22,856.75       22,856.75          0.00      0.00        6,475,000.00
M4          6,125,000.00     6,125,000.00           0.00      22,540.00       22,540.00          0.00      0.00        6,125,000.00
M5          5,250,000.00     5,250,000.00           0.00      19,582.50       19,582.50          0.00      0.00        5,250,000.00
M6          5,250,000.00     5,250,000.00           0.00      19,845.00       19,845.00          0.00      0.00        5,250,000.00
B1          4,550,000.00     4,550,000.00           0.00      19,019.00       19,019.00          0.00      0.00        4,550,000.00
B2          3,500,000.00     3,500,000.00           0.00      14,980.00       14,980.00          0.00      0.00        3,500,000.00
B3          2,975,000.00     2,975,000.00           0.00      15,113.00       15,113.00          0.00      0.00        2,975,000.00
B4          5,775,000.00     5,775,000.00           0.00      34,534.50       34,534.50          0.00      0.00        5,775,000.00
B5          2,450,000.00     2,450,000.00           0.00      15,876.00       15,876.00          0.00      0.00        2,450,000.00
B6          2,120,000.00     2,120,000.00           0.00      13,737.60       13,737.60          0.00      0.00        2,120,000.00
TOTALS    348,270,000.00   348,270,000.00   9,472,438.20   1,171,868.39   10,644,306.59          0.00      0.00      338,797,561.80

S         281,050,000.00   281,050,000.00           0.00           0.00            0.00          0.00      0.00      271,577,561.80
ES                  0.00             0.00           0.00      62,231.19       62,231.19          0.00      0.00                0.00
X                   0.00             0.00           0.00     926,955.64      926,955.64          0.00      0.00                0.00
R                   0.00             0.00           0.00           0.00            0.00          0.00      0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1A      881561QV9     1,000.00000000    49.36081021    3.13000000    52.49081021     950.63918979        A1A         3.130000 %
A1B      881561QW7     1,000.00000000     0.00000000    3.26000000     3.26000000   1,000.00000000        A1B         3.260000 %
A1C      881561QX5     1,000.00000000     0.00000000    3.36000000     3.36000000   1,000.00000000        A1C         3.360000 %
M1       881561QZ0     1,000.00000000     0.00000000    3.46000000     3.46000000   1,000.00000000        M1          3.460000 %
M2       881561RA4     1,000.00000000     0.00000000    3.48000000     3.48000000   1,000.00000000        M2          3.480000 %
M3       881561RB2     1,000.00000000     0.00000000    3.53000000     3.53000000   1,000.00000000        M3          3.530000 %
M4       881561RC0     1,000.00000000     0.00000000    3.68000000     3.68000000   1,000.00000000        M4          3.680000 %
M5       881561RD8     1,000.00000000     0.00000000    3.73000000     3.73000000   1,000.00000000        M5          3.730000 %
M6       881561RE6     1,000.00000000     0.00000000    3.78000000     3.78000000   1,000.00000000        M6          3.780000 %
B1       881561RF3     1,000.00000000     0.00000000    4.18000000     4.18000000   1,000.00000000        B1          4.180000 %
B2       881561RG1     1,000.00000000     0.00000000    4.28000000     4.28000000   1,000.00000000        B2          4.280000 %
B3       881561RH9     1,000.00000000     0.00000000    5.08000000     5.08000000   1,000.00000000        B3          5.080000 %
B4       881561TH7     1,000.00000000     0.00000000    5.98000000     5.98000000   1,000.00000000        B4          5.746115 %
B5       881561TJ3     1,000.00000000     0.00000000    6.48000000     6.48000000   1,000.00000000        B5          5.746115 %
B6       881561TK0     1,000.00000000     0.00000000    6.48000000     6.48000000   1,000.00000000        B6          5.746115 %
TOTALS                 1,000.00000000    27.19854768    3.36482726    30.56337494     972.80145232

S        881561QY3     1,000.00000000     0.00000000    0.00000000     0.00000000     966.29625262        S           0.000000 %
-----------------------------------------------------------------------------------------------------    --------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858


           Principal Remittance Amount                                                                         9,472,438.20

           Scheduled Principal Payments                                                                          127,091.26

           Principal Prepayments                                                                               9,345,346.94
                                 Curtailments (Current)                                                           -8,757.15
                                 Curtailments (Cumulative)                                                        -8,757.15

           Repurchase Principal (Current)
                                 Balance of Mortgage Loans Repurchased                                                 0.00
                                 Number of Mortgage Loans Repurchased                                                  0.00

           Repurchase Principal (Cumulative)
                                 Balance of Mortgage Loans Repurchased                                                 0.00
                                 Number of Mortgage Loans Repurchased                                                  0.00

           Substitution Amounts                                                                                        0.00

           Net Liquidation Proceeds                                                                                    0.00

           Insurance Proceeds                                                                                          0.00

           Other Principal                                                                                             0.00

           Gross Interest                                                                                      1,837,277.32

           Prepayment Premiums (Current)
                                 Number of Loans with Respect to which Prepayment Premiums were Collected             22.00
                                 Balance of Loans with Respect to which Prepayment Premiums were Collected     4,111,428.70
                                 Amount of Prepayment Premiums Collected                                          97,624.35

           Prepayment Premiums (Cumulative)
                                 Number of Loans with Respect to which Prepayment Premiums were Collected             22.00
                                 Balance of Loans with Respect to which Prepayment Premiums were Collected     4,111,428.70
                                 Amount of Prepayment Premiums Collected                                          97,624.35

Servicing Related Reporting Items


             Recoveries from Prior Loss Determinations (Current)                                                         0.00
             Recoveries from Prior Loss Determinations (Cumulative)                                                      0.00

             Reimbursement of Non-Recoverable Advances Previously Made (Current)                                         0.00
             Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                                      0.00

             Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                                      0.00
             Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                                   0.00

             Servicing Fees                                                                                         62,231.19
             Securites Administration Fee                                                                            1,244.62
             Credit Risk Manager Fees                                                                                3,733.87

             Current Monthly Advances                                                                                     N/A
             Total Outstanding Advances                                                                                   N/A

             Initial Number of Loans Outstanding                                                                         1463

             Initial Aggregate Loan Balance                                                                    298,709,734.72

             Beginning Number of Loans Outstanding                                                                      1,463

             Beginning Aggregate Loan Balance                                                                  298,709,734.72

             Ending Number of Loans Outstanding                                                                         1,414

             Ending Aggregate Loan Balance                                                                     289,237,296.52

             Delinquent Mortgage Loans
                                    Group Totals
                                                                              Principal
                                    Period                Number                Balance              Percentage
                                   0-29 days                   1,405           287,382,552.16                 99.36 %
                                   30-59 days                      7             1,579,027.20                  0.55 %
                                   60-89 days                      0                     0.00                  0.00 %
                                   90-119 days                     0                     0.00                  0.00 %
                                   120+days                        0                     0.00                  0.00 %
                                    Total                      1,412           288,961,579.36                 99.91 %

             Bankruptcies
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                              2              275,717.16                  0.10 %

             Number of Bankruptcies (Current)                                                                                  2.00
             Balance of Bankruptcies (Current)                                                                           275,717.16

             Number of Bankruptcies delinquent 30 to 59 days                                                                   0.00
             Balance of Bankruptcies delinquent 30 to 59 days                                                                  0.00

             Number of Bankruptcies delinquent 60 to 89 days                                                                   0.00
             Balance of Bankruptcies delinquent 60 to 89 days                                                                  0.00

             Number of Bankruptcies delinquent 90 to 119 days                                                                  0.00
             Balance of Bankruptcies delinquent 90 to 119 days                                                                 0.00

             Number of Bankruptcies delinquent 120+ days                                                                       0.00
             Balance of Bankruptcies delinquent 120+ days                                                                      0.00
             Foreclosures
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %

             Number of Foreclosures (Current)                                                                                  0.00
             Balance of Foreclosures (Current)                                                                                 0.00

             Number of Foreclosures 30 to 59 days                                                                              0.00
             Balance of Foreclosures 30 to 59 days                                                                             0.00


             Number of Foreclosures 60 to 89 days                                                                              0.00
             Balance of Foreclosures 60 to 89 days                                                                             0.00

             Number of Foreclosures 90 to 119 days                                                                             0.00
             Balance of Foreclosures 90 to 119 days                                                                            0.00

             Number of Foreclosures 120+ days                                                                                  0.00
             Balance of Foreclosures 120+ days                                                                                 0.00

             REO Properties
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %

             Number of REO Properties (Current)                                                                          0.00
             Balance of REO Properties (Current)                                                                         0.00

             Number of REO Properties 30 to 59 days                                                                      0.00
             Balance of REO Properties 30 to 59 days                                                                     0.00

             Number of REO Properties 60 to 89 days                                                                      0.00
             Balance of REO Properties 60 to 89 days                                                                     0.00

             Number of REO Properties 90 to 119 days                                                                     0.00
             Balance of REO Properties 90 to 119 days                                                                    0.00

             Number of REO Properties 120+ days                                                                          0.00
             Balance of REO Properties 120+ days                                                                         0.00

             Book Value of REO Properties                                                                                0.00

             Current Realized Losses                                                                                     0.00
             Cumulative Realized Losses                                                                                  0.00

             Gross Weighted Average Coupon                                                                           7.3809 %

             Net Weighted Average Coupon                                                                             6.8609 %

             Weighted Average Remaining Term (Prior Month)                                                                356
             Weighted Average Remaining Term (Current Month)                                                              356

Trigger Event Occurrence                                                                                                    NO

               Does Rolling 3 Mo Delinq Rate equal or exceed 40.25% of Required Pct?                                           NO
               Rolling 3 Month Delinquency Rate                                                                          0.0810 %
               40.25% of Required Pct (Effective After Stepdown Date)                                                   17.5688 %

               Do Cumm Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?                                 NO
               Cumulative Realized Losses as % of Orig Agg Loan Balance                                                  0.0000 %
               Required Loss Percentage (Effective October 2007)                                                         2.7500 %

O/C Reporting
               Minimum Required Overcollateralization Amount                                                         1,750,102.71
                                     Percentage of Initial Aggregate Loan Balance                                          0.50 %
               Targeted Overcollateralization Amount                                                                 1,750,102.71
                                     Percentage of Initial Aggregate Loan Balance                                          0.50 %
               Ending Overcollateralization Amount                                                                   1,750,542.72
                                     Percentage of Initial Aggregate Loan Balance                                          0.50 %
               Ending Overcollateralization Deficiency                                                                       0.00
               Monthly Excess Interest                                                                                 834,035.83
               Net Excess Spread                                                                                           2.79 %
               Payment to Class X                                                                                      926,955.64

               Beginning Balance Prefunding Account                                                                 51,310,808.00
               Subsequent Transfer Amount                                                                                    0.00
               Distribution Account Deposit (applied to Principal Remittance Amount)                                         0.00
               Ending Balance Prefunding Account                                                                    51,310,808.00

               Beginning Balance Capitalized Interest Account                                                          336,796.00
               Required Withdrawal                                                                                     293,363.23
               Ending Balance Capitalized Interest Account                                                              43,432.77

               Beginning Notional Balance Cap Contract Account                                                     348,250,000.00
               Withdrawals                                                                                                   0.00
               Ending Notional Balance Cap Contract Account                                                        337,989,921.00

               Total Current Floating Rate Certificate Carryover (Including Prior Outstanding)                           4,704.54
               Class A-1A                                                                                                    0.00
               Class A-1B                                                                                                    0.00
               Class A-1C                                                                                                    0.00
               Class M-1                                                                                                     0.00
               Class M-2                                                                                                     0.00
               Class M-3                                                                                                     0.00
               Class M-4                                                                                                     0.00
               Class M-5                                                                                                     0.00
               Class M-6                                                                                                     0.00
               Class B-1                                                                                                     0.00
               Class B-2                                                                                                     0.00
               Class B-3                                                                                                     0.00
               Class B-4                                                                                                 1,350.69
               Class B-5                                                                                                 1,798.02
               Class B-6                                                                                                 1,555.84


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

